CANADA

NUMBER PROVINCE OF BRITISH COLUMBIA

Province of British Columbia
Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT OMNIBUS RESOURCES INC.

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

ORIGINAL WAS

SCHEDULE “A”

COMPANY ACT

MEMORANDUM

(Altered by Special Resolution passed 3rd September 1981)

 OMNIBUS RESOURCES INC.

We wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.

The name of the Company is "BERLE OIL CORPORATION".

2.

The authorized capital of the Company consists of 5,000,000 shares without par value.

3.

We agree to take the number of shares in the Company set opposite our names.

4.

CANADA

NUMBER

PROVINCE OF BRITISH COLUMBIA

218266

Province of British Columbia
Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES COMPANY ACT

Certificate

I HEREBY CERTIFY THAT

OMNIBUS RESOURCES INC.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

BERLE OIL CORPORATION

GIVEN UNDER MY HAND AND SEAL OF OFFICE

CANADA

NUMBER PROVINCE OF BRITISH COLUMBIA

218266

Province of British Columbia
Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES
COMPANY ACT

Certificate

I HEREBY CERTIFY THAT BERLE OIL CORPORATION

HAS THIS DAY CHANGED ITS NAME TO THE NAME

BERLE RESOURCES LTD.

I HEREBY CERTIFY THAT THESE ARE COPIES OF DOCUMENTS FILED WITH THE REGISTRAR OF COMPANIES ON

                         JAN 31 1985

/s/

REGISTRAR OF COMPANIES

FOR THE PROVINCE OF BRITISH COLUMBIA

FORM 21

PROVINCE OF BRITISH COLUMBIA

Certificate of Incorporation No. 218266

COMPANY ACT

SPECIAL RESOLUTION

The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company: BERLE RESOURCES LTD.

Date resolution passed: January 11, 1985 Resolution:

"RESOLVED as a Special Resolution that:

(a)

The authorized share capital of the Company be increased from 10, 000, 000 shares without par value to 20,000,000 shares without par value;

(b)

The memorandum of the Company be altered so that it shall be in the form set out in Schedule "A" to this Resolution.

CERTIFIED a true copy 25TH JANUARY, 198~~4~~.5

(Signature)/s/

(Relationship to Company)

Solicitor

FORM 1 (Section 5)

COMPANY ACT

ALTERED MEMORANDUM

(as Altered by Special Resolutions dated January 11, 1985)

We wish to be formed into a company with limited liability under the Company Act in pursuance of this Memorandum.

1.

The name of the Company is "BERLE RESOURCES LTD."

2.

The authorized capital of the Company consists of 20,000,000 shares without par value.

3.

CANADA

NUMBER

PROVINCE OF BRITISH COLUMBIA

218266

Province of British Columbia
Ministry of Finance and Corporate Relations

REGISTRAR OF COMPANIES
COMPANY ACT

Certificate

I HEREBY CERTIFY THAT BERLE RESOURCES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME
EAGLE PASS RESOURCES LTD.

GIVEN UNDER MY HAND AND SEAL OF OFFICE AT VICTORIA, BRITISH COLUMBIA,

THIS

6TH DAY OF AUGUST, 1987

/s/

B. BECKWITH

ASST. DEPUTY REGISTRAR OF COMPANIES

I HEREBY CERTIFY THAT THIS IS A COPY OF A DOCUMENT FILED WITH THE REGISTRAR OF COMPANIES ON

   AUG 6 1987

/s/

ASSITANT DEPUTY REGISTRAR OF COMPANIES

FOR THE PROVINCE OF BRITISH COLUMBIA

FORM 21
(Section 371)

PROVINCE OF BRITISH COLUMBIA

Certificate of Incorporation No. 218266

COMPANY ACT

SPECIAL RESOLUTION

The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company: BERLE RESOURCES LTD. Date resolution passed: May 13, 1987 Resolution:

"RESOLVED as a Special Resolution that:

(a)

the name of the Company be changed to EAGLE PASS RESOURCES LTD.;

(b)

the authorized share capital of the Company be altered by consolidating all of the 20,000,000 shares without par value, of which 7,837,086 shares are issued and outstanding, into 4,000,000 shares without par value of which 1,567,417.20 shares would be issued and outstanding, every five of such shares without par value being consolidated into one share without par value;

(c)

the authorized capital of the Company be increased from 4,000,000 shares without par value to 20,000,000 shares without par value;

(d)

the Memorandum of the Company be altered to reflect the consolidation of share capital and the change of name of the Company so that it shall be in the form attached hereto as Schedule "A".

CERTIFIED a true copy this 20th day of May, 1987.

(Signature)  /s/

(Relationship to Company)  Solicitor

SCHEDULE "A"

FORM 1 (Section 5)

COMPANY ACT

ALTERED MEMORANDUM

(as Altered by Special Resolution dated May 13, 1987)

1.

The name of the Company is "EAGLE PASS RESOURCES LTD."

2.

The authorized capital of the Company consists of 20,000,000 shares without par value.

3.

NUMBER: 218266

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that
EAGLE PASS RESOURCES LTD.
has this day changed its name to
STARCORE RESOURCES LTD.

Issued under my hand at Victoria, British Columbia
on September 17, 1992

                /s/         .

JOHN S. POWELL
A/Registrar of Companies

I HEREBY CERTIFY THAT THIS IS A COPY OF A DOCUMENT FILED WITH THE REGISTRAR OF COMPANIES

                        SEP 17 1992

FORM 21

     /s/

(Section 371)

FOR THE REGISTRAR OF COMPANIES

PROVINCE OF BRITISH COLUMBIA

FOR THE PROVINCE OF BRITISH COLUMBIA

Certificate of Incorporation No. 218266

COMPANY ACT
SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company: EAGLE PASS RESOURCES LTD. Date resolution passed: December 17, 1991 Resolution:

"RESOLVED as a Special Resolution that:

(a)

the name of the Company be changed from "EAGLE PASS RESOURCES LTD." to "STARCORE RESOURCES LTD." or such other name as may be approved by the Board of Directors and as may be acceptable to the Registrar of Companies and the Vancouver Stock Exchange;

(b)

the authorized share capital of the Company be altered by consolidating all of the 20,000,000 common shares without par value,.... into 6,666,666.66 common shares without par value,... every three (3) such shares being consolidated into one (1) share;

(c)

the authorized capital of the Company be increased from 6,666,666.66 common shares without par value to 20,000,000 common shares without par value;

(d)

the Memorandum of the Company be altered to reflect the consolidation of share capital and change of name of the Company, so that it shall be in the form set out in Schedule "A" to these Minutes."

(e)

(Relationship to Company)

Solicitor

SCHEDULE "A"

FORM 1 (Section 5)

COMPANY ACT

ALTERED MEMORANDUM

(As altered by Special Resolution passed December 17th, 1991.)

1.

The name of the Company is "STARCORE RESOURCES LTD.".

2.

The authorized capital of the Company consists of Twenty Million (20,000,000) common shares without par value.

I HEREBY CERTIFY THAT THIS IS A COPY OF A DOCUMENT FILED WITH THE REGISTRAR OF COMPANIES

                        FEB 14 1990

FORM 21

     /s/

(Section 371)

FOR THE REGISTRAR OF COMPANIES

FOR THE PROVINCE OF BRITISH COLUMBIA

PROVINCE OF BRITISH COLUMBIA

Certificate of Incorporation No. 218266

COMPANY ACT

SPECIAL RESOLUTION

The following special resolution was passed by the undermentioned Company on the date stated:

Name of Company: EAGLE PASS RESOURCES LTD.

Date resolution passed: December 20, 1989 Resolution:

"RESOLVED as a Special Resolution that the existing Articles of the Company be cancelled and the form of Articles presented to the Meeting and attached hereto as Schedule “A” be adopted as the Articles of the Company in substitution for and to the exclusion of the existing Articles of the Company."

CERTIFIED a true copy this 13th day of February, 1990.

(Signature) /s/

(Relationship to Company)

Solicitor

NUMBER: 218266

BRITISH

COLUMBIA

CERTIFICATE

OF

CHANGE OF NAME

COMPANY ACT

I Hereby Certify that
STARCORE RESOURCES LTD.
has this day changed its name to
STARCORE INTERNATIONAL VENTURES LTD.

Issued under my hand at Victoria, British Columbia
on February 02, 2004

                /s/         .

JOHN S. POWELL
Registrar of Companies

PROVINCE OF BRITISH COLUMBIA

CANADA

Northwest

Territories Canada

CERTIFICATE OF REGISTRATION OF AN
EXTRA-TERRITORIAL COMPANY

COMPANIES ACT

CERTIFICAT D'ENREGISTREMENT DUNE
COMPAGNIE EXTRA-TERRITORIALE

LOI SUR LES COMPAGNIES

I HEREBY CERTIFY THAT

JE CERTIFIE PAR LA PRÉSENTE QUE

STARCORE RESOURCES LTD.

a body corporate under the

personne morale constituée en

laws of

vertu des lois de

BRITISH COLUMBIA

is this day registered

est ce jour enregistrée

under Part VI of the

en vertu de la Partie VI de

COMPANIES ACT of the

la LOI SUR LES COMPAGNIES

Northwest Territories, as

des Territoires du Nord-Ouest

a limited company.

à titre de compagnie limitée.

Dated   1997-02-14

Fait

/s/

D/REGISTRAR  OF COMPANIES - REGISTRAIRE DES COMPAGNIES